EXECUTION COPY

Exhibit 10.1

SEVENTH AMENDMENT TO THIRD AMENDED AND RESTATED RECEIVABLES SALE AND SERVICING AGREEMENT

This SEVENTH AMENDMENT to THIRD AMENDED AND RESTATED RECEIVABLES SALE AND SERVICING AGREEMENT, dated as of September 1, 2017 (this “Amendment”), is entered into by and among SYNNEX CORPORATION, a Delaware corporation (“SYNNEX”), as servicer (in such capacity, the “Servicer”) and as an originator, SIT FUNDING CORPORATION, a Delaware corporation (the “Buyer”), HYVE SOLUTIONS CORPORATION, a California corporation (“Hyve” and, together with SYNNEX, the “Originators”), as an originator, the MANAGING AGENTS, COMMITTED LENDERS AND DISCRETIONARY LENDERS listed on the signature pages hereto, and THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as administrative agent (the “Administrative Agent”), and is the fourteenth amendment to the SSA (as defined below).
RECITALS
A.    WHEREAS, the Originators, the Servicer and the Buyer are parties to that certain Third Amended and Restated Receivables Sale and Servicing Agreement, dated as of January 23, 2009 (together with all exhibits and schedules thereto, and as heretofore amended, restated or supplemented, the “SSA”); and
B.    WHEREAS, the Originators, the Servicer, the Buyer, the Requisite Lenders and the Administrative Agent desire to amend and modify certain terms of the SSA as hereinafter set forth.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1.    Certain Defined Terms. Capitalized terms that are used herein without definition and that are defined in Annex X to the Fourth Amended and Restated Receivables Funding and Administration Agreement, dated as of November 12, 2010 (the “RFA”), by and among the Buyer, the lenders party thereto and the Administrative Agent, shall have the same meanings herein as in Annex X to the RFA.
2.    Amendment to the SSA. The parties hereto hereby agree that Annex Z to the SSA is amended and restated in its entirety in the form of Exhibit A attached hereto.
3.    Representations and Warranties. Each Originator, the Servicer and the Buyer represents and warrants, for itself, as follows:
(a)    It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.
(b)    This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
(c)    No consent, approval, authorization or order of, or filing (except for any filing required by federal securities laws), registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment that has not already been obtained.
(d)    The execution and delivery of this Amendment does not (i) violate, contravene or conflict with any provision of its organization documents or (ii) violate, contravene or conflict in any material respect with any laws applicable to it.
(e)    Immediately after giving effect to this Amendment, (i) the representations and warranties of the Transaction Parties set forth in the SSA shall be true and correct (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof, in which case, such representations and warranties shall be true and correct as of such other date), (ii) no Termination Event, Incipient Termination Event, Servicer Termination Event or Incipient Servicer Termination Event shall have occurred and be continuing and (iii) the Facility Termination Date has not occurred.
4.    Effect of Amendment. Except as expressly amended and modified by this Amendment, all provisions of the SSA shall remain in full force and effect. After this Amendment becomes effective, all references in the SSA to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the SSA shall be deemed to be references to the SSA as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the SSA other than as set forth herein.
5.    Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Administrative Agent of counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the other parties hereto.
6.    SYNNEX Canada Notification. The Servicer hereby provides notice to the Administrative Agent that as of the date of this Amendment SYNNEX Canada Limited/SYNNEX Canada Limitée (“SYNNEX Canada”) will be removed as a potential Originator under the Related Documents, and SYNNEX Canada shall (x) have no further obligations or duties under this Amendment or any other Related Document and (y) cease to be a party to each Related Document in any capacity or respect.
7.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy electronically (e.g. pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.

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8.    Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
9.    Severability. Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any provision hereof, and the unenforceability of one or more provisions of this Amendment in one jurisdiction shall not have the effect of rendering such provision or provisions unenforceable in any other jurisdiction.
10.    Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the SSA or any provision hereof or thereof.
11.    Related Document. This Amendment is a Related Document and all references to a “Related Document” in the RFA, the SSA and the other Related Documents (including, without limitation, all such references in the representations and warranties in the RFA, the SSA and the other Related Documents) shall be deemed to include this Amendment.
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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

SIT FUNDING CORPORATION, as Buyer

By:/s/ Simon Y. Leung
Name: Simon Y. Leung
Title: Senior Vice President General Counsel and
Corporate Secretary

SYNNEX CORPORATION, as Servicer

By:/s/ Simon Y. Leung
Name: Simon Y. Leung
Title: Senior Vice President General Counsel and
Corporate Secretary

SYNNEX CORPORATION, individually and as an Originator

By: /s/ Simon Y. Leung
Name: Simon Y. Leung
Title: Senior Vice President General Counsel and
Corporate Secretary

HYVE SOLUTIONS CORPORATION,
as an Originator
By: /s/ Simon Y. Leung______________________
Name: Simon Y. Leung
Title: Senior Vice President General Counsel Corporate Secretary

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as Administrator for Gotham Funding Corporation, as Managing Agent for the MUFG Lender Group and as the MUFG Committed Lender

By:/s/Richard Gregory Hurst
Name: Richard Gregory Hurst
Title: Managing Director

GOTHAM FUNDING CORPORATION, as the MUFG Discretionary Lender

By:/s/ David V. DeAngelis
Name:    David V DeAngelis
Title:    Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as Administrative Agent

By:/s/ Richard Gregory Hurst
Name: Richard Gregory Hurst
Title: Managing Director

THE BANK OF NOVA SCOTIA, as Administrator for Liberty Street Funding LLC, as Managing Agent for the BNS Lender Group and as the BNS Committed Lender

By:/s/ Diane Emanuel
Name:     Diane Emanuel
Title:    Managing Director & Co-Head

LIBERTY STREET FUNDING LLC, as the BNS Discretionary Lender

By: /s/ Frank B. Bilotta
Name:    Frank B Bilotta
Title:    Vice President

SMBC NIKKO SECURITIES AMERICA, INC., as Administrator for Manhattan Asset Funding Company LLC and as Managing Agent for the SMBC Lender Group

By:/s/ Yukimi Konno
Name:    Yukimi Konno
Title: Managing Director

SUMITOMO MITSUI BANKING CORPORATION, as the SMBC Committed Lender

By:/s/ Masanori Yoshimura
Name: Masanori Yoshimura
Title: Director

MANHATTAN ASSET FUNDING COMPANY LLC, as the SMBC Discretionary Lender

By:    MAF Receivables Corp., its sole member
By:/s/ Irina Khaimova
Name:    Irina Khainova
Title: Vice President

BANK OF AMERICA, N.A., as Managing Agent for the BANA Lender Group and as the BANA Committed Lender

By:/s/ Christopher Haynes
Name: Christopher Haynes
Title: Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Managing Agent for the Wells Lender Group and as the Wells Committed Lender

By:/s/ Eero Maki
Name:     Eero Maki
Title: Managing Director

EXHIBIT A

ANNEX Z
FINANCIAL TESTS

(a)    Consolidated Leverage Ratio. The Parent shall not permit the Consolidated Leverage Ratio as of the end of any fiscal quarter of the Parent, commencing with the fiscal quarter ending November 30, 2017, to be greater than 4.00:1.0.
(b)    Consolidated Interest Coverage Ratio. The Parent shall not permit the Consolidated Interest Coverage Ratio as of the end of any fiscal quarter of the Parent, commencing with the fiscal quarter ending November 30, 2017, to be less than 3.50:1.0.

Capitalized terms used in this Annex Z and not otherwise defined in the Funding Agreement shall have the meanings ascribed to such terms in the Credit Agreement attached hereto as Schedule 1. Each of the financial tests set forth in this Annex Z shall be calculated in accordance with the Credit Agreement attached hereto as Schedule 1.

SCHEDULE 1 TO ANNEX Z

CREDIT AGREEMENT

[Attached]